The

Strategic
Municipal Trust

Annual Report
December 31, 2001

THE BLACKROCK STRATEGIC MUNICIPAL TRUST

ANNUAL REPORT TO SHAREHOLDERS

REPORT OF INVESTMENT ADVISOR

     January 31, 2002

Dear Shareholder:

Economic activity slowed significantly during the year, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline by injecting fear and further uncertainty into an already weak economy. In response to the dramatic slowdown in the U.S. economy, the Federal Reserve Board aggressively lowered interest rates over the year. The Federal Open Market Committee (“FOMC”) cut interest rates eleven times in 2001, reducing interest rates by 4.75%, bringing the current Federal Funds rate to 1.75%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the domestic fixed income market posted positive returns over the year. As short-term interest rates declined faster than long-term interest rates over the year, the yield curve reached historically steep levels, making it a very attractive environment for leveraged bond funds. Because these funds borrow at short-term rates and invest in longer-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, economic indicators continue to suggest that inflation should remain benign, which should support high-quality fixed income securities, especially those with longer maturities.

     While still relatively weak, economic activity in the second half of the fourth quarter started to recover, leading many consumers and investors to be hopeful of a V-shaped economic recovery. While we concur that some level of recovery is underway, we are more cautious than the consensus with regard to the magnitude and timing of the recovery. Our view is that any recovery this year will be moderate, as corporate profits will remain under pressure as a result of lower capital spending, excess capacity and lack of pricing power. Continued pressure on profits will likely lead to additional job cuts, which will create an even more difficult environment for consumers, given their already high level of debt. Given our outlook, we expect a period of prolonged lower interest rates and have positioned the portfolios to take advantage of these low rates. These low short-term rates, coupled with little movement on the long end of the municipal yield curve over the year, have the yield curve at its steepest levels in a decade. As such, we find longer maturities between the 15-year and 20-year part of the curve the most attractive as we can use these maturities to best take advantage of the steepness of the curve. In addition, we expect higher quality and higher coupon securities to perform well as retail investors continue to spark demand for these products in 2002 as they did in 2001.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust’s managers in addition to the Trust’s audited financial statements and a listing of the Portfolio’s holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

Laurence D. Fink	Ralph L. Schlosstein
Chairman	President

     January 31, 2002

Dear Shareholder:

We are pleased to present the audited annual report for The BlackRock Strategic Municipal Trust Inc. (the “Trust”) for the fiscal year ended December 31, 2001. We would like to take this opportunity to review the Trust’s share price and net asset value (NAV) change, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol “BSD”. The Trust’s investment objectives are to provide current income that is exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve these objectives by investing 80% of its total assets, at the time of investment, in investment grade (rated “AAA” to “BBB” by a major rating agency or of equivalent quality), and may invest up to 20% of its total assets in non-investment grade (rated “Ba/BB” or “B” by a major rating agency or that are unrated but deemed to be of comparable quality by the Advisor) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

The table below summarizes the changes in the Trust’s share price and net asset value:

	12/31/01	12/31/00	Change	High	Low

Share Price	$13.58	$13.6875	(0.79)%	$14.88	$13.36

Net Asset Value (NAV)	$14.33	$14.75	(2.85)%	$15.35	$14.28

The Fixed Income Markets

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11 our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board’s consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, “The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further dampened. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate.” During the year ended December 31, 2001, the Federal Reserve aggressively lowered the Federal Funds rate by a total of 4.75%, bringing the current Fed Funds rate to 1.75%.

     Over the course of the year, the Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. Treasury yields on the short-end of the yield curve, as measured by the 2-year Treasury, fell sharply from 5.09% on December 31, 2000 to 3.02% on December 31, 2001. During the same period, however, yields on longer-term bonds remained relatively unchanged with 10-year Treasuries decreasing 6 basis points and 30-year Treasuries increasing 1 basis point. Despite longer-term yields remaining relatively unchanged, there was an increase in volatility in the marketplace due to anticipated Fed easing and increased supply. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries, maintaining that the government does “not need the 30-year bond to meet [its] current financing needs.” On the news that the Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points.

     For the annual period ended December 31, 2001, municipal bonds slightly underperformed the taxable domestic bond market on a tax-adjusted basis, returning 8.36% (as measured by the Lehman Municipal Index at a tax bracket of 38.6%) versus the Lehman Aggregate Index’s 8.44%. Strong demand for municipals due to turmoil in the equity markets and diversification into fixed income securities was met by $286 billion worth of new issuance, a 44% increase from last year. For the upcoming year, we anticipate new issue supply to continue at 2001’s pace as municipalities have increasing financing needs due to decreasing revenues and higher demand for expenditures due to the slowdown in the U.S. economy.

The Trust’s Portfolio and Investment Strategy

     In seeking to achieve its investment objectives, the Trust’s portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock’s investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage via auction rate preferred stock to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. While the amount of preferred shares outstanding has remained constant, the percentage of leverage utilized by the Trust fluctuates modestly as the net asset value moves. At the end of the year, the Trust’s leverage amount was 37% of total assets. Over the period, the Trust’s borrowing costs continue to be profitable.

The following charts show the Trust’s asset composition and credit quality allocations:

	Sector Breakdown

Sector	December 31, 2001	December 31, 2000

Industrial & Pollution Control	18%	19%

Hospital	16%	16%

Education	13%	13%

Utility/Power	11%	11%

Water & Sewer	7%	9%

Tax Revenue	7%	7%

City, County, & State	6%	6%

Transportation	6%	5%

Housing	5%	5%

Special District	5%	5%

Other	6%	4%

Credit Rating*	December 31, 2001	December 31, 2000

AAA/Aaa	37%	38%

AA/Aa	19%	19%

A/A	11%	7%

BBB/Baa	8%	19%

BB/Ba	20%	13%

Not Rated	5%	4%

* Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Strategic Municipal Trust. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,

Robert S. Kapito	Kevin M. Klingert
Vice Chairman and Portfolio Manager	Managing Director and Portfolio Manager

The BlackRock Strategic Municipal Trust

Symbol on New York Exchange:	BSD

Initial Offering Date:	August 25, 1999

Closing Share Price as of 12/31/01:	$13.58

Net Asset Value as of 12/31/01:	$14.33

Yield on Closing Share Price as of 12/31/01 ($13.58)[1]:	6.35%

Current Monthly Distribution per Share[2]:	$0.0719

Current Annualized Distribution per Share[2]:	$0.8628

[1] Yield on Closing Share Price is calculated by dividing the current annualized distribution per share by the closing share price.
[2] Distribution is not constant and is subject to change.

Privacy Principles of the Trust

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

The BlackRock Strategic Municipal Trust
Portfolio of Investments December 31, 2001

	Principal			Option Call
Rating*	Amount			Provisions†	Value
(Unaudited)	(000)		Description	(Unaudited)	(Note 1)

			LONG-TERM INVESTMENTS—157.60%
			Alabama—14.7%
AA	$7,000		Alabama St. Pub. Sch. & Coll. Auth. Rev., Cap. Impvt., Ser. C, 5.75%, 7/01/18	7/09 @ 101.5	$7,362,530
Baa2	3,000		Courtland Ind. Dev. Brd. Solid Wst. Disp. Rev., Champion Intl. Corp. Proj.,
			Ser. A, 70%, 11/01/29	11/09 @ 101	3,114,000
AAA	4,635		Jefferson Cnty. Swr. Rev., Ser. D, 5.75%, 2/01/27, FGIC	2/07 @ 101	4,808,627

15,285,157

			Alaska—1.1%
AAA	1,130		Alaska St. Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA	12/05 @ 102	1,147,651

			Colorado—1.7%
AAA	10,000		Northwest Pkwy. Pub. Hwy. Auth. Rev., Ser. B, Zero Coupon, 6/15/30, FSA	6/11 @ 31.39	1,782,000

			Connecticut—8.6%
			Mashantucket Western Pequot Tribe, Spl. Rev.,
Baa3	1,500	††	Ser. A, 5.50%, 9/01/28	9/09 @ 101	1,344,945
Baa3	8,000	††	Ser. B, 5.75%, 9/01/27	9/07 @ 102	7,529,760

					8,874,705

			Florida—6.8%
			Florida Hsg. Fin. Corp. Rev., Sunset Place, Ser. K-1,
A	2,400		6.00%, 10/01/19	10/09 @ 102	2,412,024
A	2,000		6.10%, 10/01/29	10/09 @ 102	2,006,460
NR	3,300		Hillsborough Cnty. Ind. Dev. Auth. Fac. Rev., Nat’l. Gypsum, Ser. A, 7.125%, 4/01/30	4/10 @ 101	2,597,364

					7,015,848

			Illinois—15.7%
AAA	5,000		Chicago Brd. of Ed. Sch. Reform, G.O., 5.75%, 12/01/27, AMBAC	12/07 @ 102	5,179,800
BB+	7,560		Chicago O’Hare Intl. Arpt. Spec. Fac. Rev., Delta Air Lines Inc. Term., 6.45%, 5/01/18	5/02 @ 102	6,537,888
AAA	4,500		Met. Pier & Expo. Auth. Tax Rev., McCormick Pl. Expn. Proj., 5.50%, 12/15/24, FGIC	12/09 @ 101	4,605,075

16,322,763

			Kentucky—8.6%
AAA	32,345		Kentucky Econ. Dev. Fin. Auth. Hlth. Sys. Rev., Norton Hlth. Care Inc., Ser. B,
			Zero Coupon, 10/01/24, MBIA	No Opt. Call	8,949,538

			Michigan—14.0%
AAA	2,000		Michigan St. Hosp. Fin. Auth. Rev., Mercy Hlth. Svcs., 5.75%, 8/15/19, MBIA	8/09 @ 101	2,070,160
BB+	12,000		Midland Cnty. Econ. Dev. Rev., Ser. A, 6.875%, 7/23/09	7/07 @ 101	12,441,960

14,512,120

			Missouri—2.0%
A	2,000		Missouri St. Hlth. & Edl. Facs. Auth. Hlth. Facs. Rev., St. Anthony’s Med. Ctr.,
			6.125%, 12/01/19	12/10 @ 101	2,063,140

			New Jersey—11.1%
BB-	6,000		New Jersey Econ. Dev. Auth. Spec. Fac. Rev., Continental Airlines Inc. Proj.,
			6.25%, 9/15/19	9/09 @ 101	4,801,680
AA	6,000	††	New Jersey St. Transp. Trust Fund Auth. Sys. Rev., Ser. A, 6.00%, 6/15/10	N/A	6,679,980

11,481,660

			New York—13.1%
NR	2,000	†††	Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/10	No Opt. Call	2,109,480
AA+	6,000		New York City Trans. Fin. Auth. Rev., Ser. B, 6.00%, 11/15/21	5/10 @ 101	6,408,060

			See Notes to Financial Statements.

	Principal		Option Call
Rating*	Amount		Provisions†	Value
(Unaudited)	(000)	Description	(Unaudited)	(Note 1)

		New York—(continued)
A1	$2,500	New York Cntys. Tobacco Trust II, Tobacco Settlement Rev., 5.625%, 6/01/35	6/11 @ 101	$2,513,775
Aa1	2,500	New York St. Mtge. Agcy. Rev., Homeowner Mtge., Ser. 85, 5.70%, 10/01/17	9/09 @ 100	2,555,775

				13,587,090

		Oklahoma—4.4%
AAA	4,500	Edmond Pub. Wks. Auth. Util. Rev., 5.625%, 7/01/24, AMBAC	7/09 @ 100	4,578,255

		Pennsylvania—22.1%
		Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Grp.,
Ba2	2,250	6.00%, 11/01/23	11/08 @ 102	2,029,117
Ba2	2,335	6.20%, 11/01/14	11/09 @ 102	2,223,691
A-	1,500	Montgomery Cnty. Ind. Dev. Auth., Retirement Cmnty. Rev., 5.25%, 11/15/28	11/08 @ 101	1,326,270
NR	4,000	MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/09	6/09 @ 100	4,121,200
		Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev., Amtrak Proj., Ser. A,
A3	700	6.125%, 11/01/21	5/11 @ 101	691,446
A3	1,000	6.25%, 11/01/31	5/11 @ 101	988,050
A3	1,000	6.50%, 11/01/16	5/11 @ 101	1,036,780
AAA	8,500	Philadelphia Sch. Dist. G.O., Ser. C, 5.75%, 3/01/29, MBIA	3/10 @ 100	8,859,465
AAA	1,500	Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj., 6.15%, 12/01/29, AMBAC	No Opt. Call	1,706,670

				22,982,689

		Tennessee—5.8%
A3	3,750	Maury Cnty. Ind. Dev. Brd. P.C.R., Saturn Corp. Proj., 6.50%, 9/01/24	9/04 @ 102	3,897,225
AAA	2,000	Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. D, 6.00%, 3/01/24, AMBAC	3/10 @ 101	2,091,960

				5,989,185

		Texas—14.5%
BB	6,500	Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Amer. Airlines Inc., 6.375%, 5/01/35 . .	11/09 @ 101	5,252,910
AAA	4,750	Harris Cnty. Houston Sports Auth. Spl. Rev., Ser. A, Zero Coupon,
		11/15/38, MBIA	11/30 @ 61.66	525,635
AAA	1,500	Lower Colorado River Auth. Rev., Ser. A, 5.50%, 5/15/21, AMBAC	5/09 @ 101	1,521,120
Aa1	500	Texas St., G.O., 5.75%, 8/01/22	8/10 @ 100	520,995
AAA	7,030	Travis Cnty. Hlth. Facs. Dev. Corp. Rev., Ascension Hlth., Ser. A, 5.875%,
		11/15/24, AMBAC	11/09 @ 101	7,228,527

				15,049,187

		Utah—4.0%
AAA	4,000	Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. B, 5.75%, 7/01/19, MBIA	7/07 @ 102	4,170,360

		Virginia—1.7%
AAA	1,750	Virginia St. Res. Auth. Clean Wtr. Rev., 5.625%, 10/01/22	10/10 @ 100	1,811,810

		Washington—6.7%
		Washington St., G.O.,
AA+	4,750	Ser. 2000 A, 5.625%, 7/01/24	7/09 @ 100	4,850,272
AA+	2,000	Ser. B, 6.00%, 1/01/25	1/10 @ 100	2,118,460

				6,968,732

		Wyoming—1.0%
Baa3	1,000	Sweetwater Cnty. Sld. Wst. Disp. Rev., FMC Corp. Proj., Ser. A, 7.00%, 6/01/24	6/04 @ 102	984,070

See Notes to Financial Statements.

Value
Description	(Note 1)

Total Investments—157.6% (cost $160,114,303)	$163,555,960
Other assets in excess of liabilities—2.1%	2,227,236
Liquidation value of preferred shares—(59.7)%	(62,000,000)

Net Assets Applicable to Common Shareholders—100%	$103,783,196

*	Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.
†	Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
††	This bond is prerefunded. See glossary for definition.
Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

KEY TO ABBREVIATIONS

AMBAC	— American Municipal Bond Assurance Corporation	G.O.	— General Obligation
FGIC	— Financial Guaranty Insurance Company	MBIA	— Municipal Bond Insurance Association
FSA	— Financial Security Assurance	P.C.R.	— Pollution Control Revenue

See Notes to Financial Statements.

The BlackRock
Strategic Municipal Trust
Statement of Assets and Liabilities
December 31, 2001

Assets
Investments, at value (cost $160,114,303) (Note 1)	$163,555,960
Cash	478,776
Interest receivable	2,440,206
Other assets	25,498

166,500,440

Liabilities
Dividends payable—common shares	520,719
Dividends payable—preferred shares	15,287
Investment advisory fee payable (Note 2)	96,595
Other accrued expenses	84,643

717,244

Net Investment Assets	$165,783,196

Net investment assets were comprised of:
Common shares of beneficial interest:
Par value (Note 4)	$7,242
Paid in capital in excess of par	102,593,420
Preferred shares (Note 4)	62,000,000

164,600,662

Undistributed net investment income (Note 1)	813,035
Accumulated net realized loss (Note 1)	(3,072,158)
Net unrealized appreciation (Note 1)	3,441,657

Net investment assets, December 31, 2001	$165,783,196

Net assets applicable to common shareholders	$103,783,196

Net asset value per common share of
beneficial interest:
($103,783,196 ÷ 7,242,261 common shares
of beneficial interest issued and outstanding)	$14.33

The BlackRock
Strategic Municipal Trust
Statement of Operations
Year Ended December 31, 2001

Net Investment Income
Income
Interest (Note 1)	$9,995,137

Expenses
Investment advisory	1,014,549
Auction agent	168,177
Custodian	39,671
Trustees	34,765
Independent accountants	34,203
Reports to shareholders	33,506
Transfer agent	20,198
Legal	12,570
Miscellaneous	46,728

Total expenses	1,404,367
Less fees waived by Advisor (Note 2)	(422,729)
Less fees paid indirectly (Note 2)	(7,271)

Net expenses	974,367

Net investment income	9,020,770

Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investments	(1,207,039)
Net change in unrealized appreciation on
investments	(2,914,437)

Net loss on investments	(4,121,476)

Net Increase in Net Investment Assets
Resulting from Operations	$4,899,294

See Notes to Financial Statements.

The BlackRock Strategic Municipal Trust
Statements of Changes in Net Investment Assets

	Year Ended December 31,

	2001	2000

Increase (Decrease) in Net Investment Assets
Operations:
Net investment income	$9,020,770	$8,868,501
Net realized loss on investments	(1,207,039)	(1,734,848)
Net change in unrealized appreciation on investments	(2,914,437)	11,929,295

Net increase in net investment assets resulting from operations	4,899,294	19,062,948

Dividends and distributions:
To common shareholders from net investment income	(6,248,628)	(6,404,314)
To common shareholders in excess of net investment income	—	(204,871)
To preferred shareholders from net investment income	(1,700,007)	(2,520,116)
To preferred shareholders in excess of net investment income	—	(80,617)

Total dividends	(7,948,635)	(9,209,918)

Capital Share Transactions:
Common shares issued in connection with the reinvestment of common dividends	—	15,919
Capital charge with respect to initial public offering of shares	—	(7,042)

Net proceeds from capital share transactions	—	8,877

Total increase (decrease)	(3,049,341)	9,861,907

Net Investment Assets
Beginning of year	168,832,537	158,970,630

End of year (including undistributed and distributions in excess
of net investment income of $813,035 and $285,488, respectively)	$165,783,196	$168,832,537

See Notes to Financial Statements.

The BlackRock Strategic Municipal Trust
Financial Highlights

			For the Period
			August 25, 1999[1]
	Year Ended December 31,		through

	2001	2000	December 31, 1999

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period[2]	$14.75	$13.39	$14.33

Net investment income[3]	1.25	1.22	0.30
Net realized and unrealized gain (loss) on investments[3]	(0.58)	1.41	(0.79)

Net increase from investment operations	0.67	2.63	(0.49)

Dividends and distributions:
Dividends from net investment income to:
Common shareholders	(0.86)	(0.88)	(0.23)
Preferred shareholders	(0.23)	(0.35)	(0.06)
Distributions in excess of net investment income to:
Common shareholders	—	(0.03)	—
Preferred shareholders	—	(0.01)	—

Total dividends and distributions	(1.09)	(1.27)	(0.29)

Capital charges with respect to issuance of:
Common shares	—	—	(0.03)
Preferred shares	—	—	(0.13)

Total capital charges	—	—	(0.16)

Net asset value, end of period[2]	$14.33	$14.75	$13.39

Market value, end of period[2]	$13.58	$13.6875	$12.50

TOTAL INVESTMENT RETURN[4]	5.32%	17.44%	(15.17)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:[5]
Expenses after fee waiver	0.91%	0.90%	0.94%[6]
Expenses before fee waiver	1.31%	1.30%	1.35%[6]
Net investment income after fee waiver and before preferred share dividends[3] .	8.40%	8.86%	6.24%[6]
Preferred share dividends	1.58%	2.60%	1.16%[6]
Net investment income available to common shareholders[3]	6.82%	6.26%	5.08%[6]
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$107,381	$100,171	$98,300
Portfolio turnover	4%	44%	4%
Net assets of common shareholders, end of period (000)	$103,783	$106,833	$96,971
Preferred shares outstanding (000)	$62,000	$62,000	$62,000
Asset coverage per preferred share, end of period	$66,855	$68,092	$64,109

1 Commencement of investment operations (Note 1). Net asset value immediately after the closing of the public offering was $14.30.

2 Net asset value and market value are published in Barron’s on Saturday and The Wall Street Journal on Monday.

3 As required, effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. The reclass of this change for the year ended December 31, 2001, to the net investment income per common share from net realized and unrealized gain (loss) on investments was less than $0.005. The ratio of net investment income to average net assets on common shares increased from 6.80% to 6.82%, and net investment income after fee waiver and before preferred share dividends to average net assets on common shares increased from 8.38% to 8.40%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change.

4 Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

5 Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

6 Annualized.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust’s common shares.

See Notes to Financial Statements.

The BlackRock Strategic Municipal Trust

Notes to Financial Statements

Note 1. Organization & Accounting Policies

The BlackRock Strategic Municipal Trust (the “Trust”) was organized in Delaware on June 17, 1999 as a diversified, closed-end management investment company. The Trust’s investment objectives are to provide current income that is exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The ability of insurers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust’s investment objectives will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

Federal Income Taxes: It is the Trust’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Compensation Plan: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in other such BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

New Accounting Policies: As required, effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. Prior to January 1, 2001, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in an $26,388 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on January 1, 2001. The Statements of Changes in Net Investment Assets and the Financial Highlights of the Trust for prior periods have not been restated to reflect this change.

     The effect of this change for the year ended December 31, 2001, was to increase net investment income by $25,351; decrease net unrealized appreciation by $24,757 and increase net realized losses by $594.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the “Advisor”), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust’s average weekly managed assets.

     The Advisor has undertaken to waive fees and expenses as follows: Through year ended 12/31/04 by 0.25%, for year ended 12/31/05 by 0.20%, for year ended 12/31/06 by 0.15%, for year ended 12/31/07 by 0.10% and for year ended 12/31/08 by 0.05%. Pursuant to the agreement the Advisor waived fees of $422,729 during the year ended December 31, 2001.

     Pursuant to the agreement, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

     Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were $7,271.

Note 3. Portfolio Securities

Purchases and sales of investments, other than short-term investments, for the year ended December 31, 2001, aggregated $7,297,393 and $7,524,924, respectively.

     The Federal income tax basis of the Trust’s investments at December 31, 2001 was $160,064,429 and, accordingly, net unrealized appreciation was $3,491,531 (gross unrealized appreciation—$7,419,430, gross unrealized depreciation—$3,927,899).

     For Federal income tax purposes, the Trust had a capital loss carryforward at June 30, 2001, of approximately $3,110,000, of which approximately $130,000 will expire in 2008 and $2,980,000 which will expire in 2009. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Note 4. Capital

There are an unlimited number of $.001 par value of common shares of beneficial interest authorized. The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares. Of the 7,242,261 common shares of beneficial interest outstanding at December 31, 2001, the Advisor owned 6,981 shares. As of December 31, 2001 there were 2,480 shares of preferred shares Series W7 outstanding.

     During the year ended December 31, 2000, the Trust issued 1,180 common shares of beneficial interest under the terms of its Dividend Reinvestment Plan.

     Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 1.25% to 4.25% during the year ended December 31, 2001.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust’s Trustees. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust’s subclassifica-tion as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 2001, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.0719 per common share payable February 1, 2002, to shareholders of record on January 15, 2002.

     For the period January 1, 2002 through January 31, 2002, dividends declared on preferred shares totaled $75,279.

THE BLACKROCK STRATEGIC MUNICIPAL TRUST

REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Trustees of
The BlackRock Strategic Municipal Trust:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Strategic Municipal Trust (the “Trust”) as of December 31, 2001 and the related statement of operations for the year then ended, statements of changes in net investment assets for each of the two years in the period then ended, and financial highlights for the years ended December 31, 2001, 2000 and for the period from August 25, 1999 (commencement of investment operations) to December 31, 1999. These financial statements and the financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Strategic Municipal Trust as of December 31, 2001, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 8, 2002

THE BLACKROCK STRATEGIC MUNICIPAL TRUST

TRUSTEE INFORMATION

Independent Trustees

Name, address, age	Andrew F. Brimmer	Richard E. Cavanagh	Kent Dixon	Frank J. Fabozzi
	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546
	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546
	Age: 75	Age: 55	Age: 64	Age: 53

Current positions held
with the Funds	Lead Trustee	Trustee	Trustee	Trustee

Term of office and length	3 years2 / since	3 years2 / since	3 years2 / since	3 years2 / since
of time served	inception[3]	inception[3]	inception[3]	inception[3]

Principal occupations	President of Brimmer &	President and Chief Executive Officer	Consultant/Investor. Former	Consultant. Editor of
during the past five years	Company, Inc., a Washington,	of The Conference Board, Inc., a	President and Chief Executive	THE JOURNAL OF
	D.C.-based economic and	leading global business membership	Officer of Empire Federal	PORTFOLIO MANAGE-
	financial consulting firm.	organization, from 1995-present.	Savings Bank of America and	MENT and Adjunct
		Former Executive Dean of the John	Banc PLUS Savings Associa-	Professor of Finance
		F. Kennedy School of Government	tion, former Chairman of the	at the School of
		at Harvard University from 1988-1995.	Board, President and Chief	Management at Yale
		Acting Director, Harvard Center for	Executive Officer of Northeast	University. Author and
		Business and Government (1991-1993).	Savings.	editor of several books
		Formerly Partner (principal) of		on fixed income portfolio
		McKinsey & Company, Inc. (1980-		management. Visiting
		1988). Former Executive Director of		Professor of Finance and
		Federal Cash Management, White		Accounting at the Sloan
		House Office of Management and		School of Management,
		Budget (1977-1979). Co-author, THE		Massachusetts Institute
		WINNING PERFORMANCE (best		of Technology from
		selling management book published in		1986 to August 1992.
13 national editions).

Number of portfolios over-
seen within the fund complex	29[4]	29[4]	29[4]	29[4]

Other Directorships held	Director of CarrAmerica Realty	Trustee Emeritus, Wesleyan University,	Former Director of ISFA (the	Director, Guardian
outside of the fund complex	Corporation and Borg-Warner Auto-	Trustee: Drucker Foundation, Airplanes	owner of INVEST, a national	Mutual Funds Group.
	motive. Formerly member of the	Group, Aircraft Finance Trust (AFT) and	securities brokerage service
	Board of Governors of the Federal	Educational Testing Service (ETS).	designed for banks and thrift
	Reserve System. Formerly Director of	Director, Arch Chemicals, Fremont	institutions).
	AirBorne Express, BankAmerica	Group and The Guardian Life Insurance
	Corporation (Bank of America),	Company of America.
Bell South Corporation, College Re-
tirement Equities Fund (Trustee),
Commodity Exchange, Inc. (Public
Governor), Connecticut Mutual Life
Insurance Company, E.I. Dupont de
Nemours & Company, Equitable Life
Assurance Society of the United
States, Gannett Company, Mercedes-
Benz of North America, MNC Financial
Corporation (American Security Bank),
NMC Capital Management, Navistar
International Corporation, PHH Corp.
and UAL Corporation (United Airlines).

For “Interested Trustee”

Relationships, events or
transactions by reason of
which the trustee is an
interested person as defined in
Section 2(a)(19)(1940 Act)

1 Interested Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.

2 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three year term concurrent with the class from which he is elected.

3 Commencement of investment operations 8/25/1999.

4 The fund complex currently consists of 29 separate closed-end funds, each with one investment portfolio.

THE BLACKROCK STRATEGIC MUNICIPAL TRUST

TRUSTEE INFORMATION

Independent Trustees (continued)		Interested Trustees[1]

James Clayburn La Force, Jr.	Walter F. Mondale	Laurence D. Fink[1]	Ralph L. Schlosstein[1]
P.O. Box 4546	P.O. Box 4546	345 Park Avenue	345 Park Avenue
New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10154	New York, NY 10154
Age: 73	Age: 74	Age: 49	Age: 51

Trustee	Trustee	Chairman of the Board	President and Trustee

3 years2 / since	3 years2 / since	3 years2 / since inception[3]	3 years2 / since inception[3]
inception[3]	inception[3]

Dean Emeritus of The John E.	Partner, Dorsey & Whitney,	Chairman and Chief Executive Officer of	Director since 1999 and President of
Anderson Graduate School of	a law firm (December	BlackRock, Inc. since its formation in 1998	BlackRock, Inc. since its formation in 1998
Management, University of	1996-present, September	and of BlackRock, Inc.’s predecessor	and of BlackRock, Inc.’s predecessor
California since July 1, 1993.	1987-August 1993).	entities since 1988. Chairman of the	entities since 1988. Member of the
Acting Dean of The School of	Formerly U.S. Ambassador	Management Committee. Formerly,	Management Committee and Investment
Business, Hong Kong University	to Japan (1993-1996).	Managing Director of the First Boston	Strategy Group of BlackRock, Inc.
of Science and Technology	Formerly Vice President of	Corporation, Member of its Management	Formerly, Managing Director of Lehman
1990-1993. From 1978 to Sep-	the United States, U.S.	Committee, Co-head of its Taxable Fixed	Brothers, Inc. and Co-head of its Mortgage
tember 1993, Dean of The John	Senator and Attorney	Income Division and Head of its Mortgage	and Savings Institutions Group. Currently,
E. Anderson Graduate School	General of the State of	and Real Estate Products Group. Currently,	President and Director of each of the
of Management, University of	Minnesota. 1984	Chairman of the Board of each of the	closed-end Trusts in which BlackRock
California.	Democratic Nominee for	closed-end Trusts in which BlackRock	Advisors, Inc. acts as investment advisor.
	President of the United	Advisors, Inc. acts as investment advisor.
States.

29[4]	29[4]	29[4]	29[4]

Director, Jacobs Engineering	Director, Northwest Airlines	President, Treasurer and a Trustee of the	Chairman and President of the BlackRock
Group, Inc., Payden & Rygel	Corp., UnitedHealth Group.	BlackRock Funds, Chairman of the Board and	Provident Institutional Funds and Director of
Investment Trust, Provident		Director of Anthracite Capital, Inc., a Director	several of BlackRock’s alternative investment
Investment Counsel Funds,		of BlackRock’s offshore funds and several of	vehicles. Currently, a Member of the
Timken Company, and Trust for		BlackRock’s alternative investment vehicles	Visiting Board of Overseers of the John
Investment Managers.		and Chairman of the Board of Nomura	F. Kennedy School of Government at
		BlackRock Asset Management Co., Ltd.	Harvard University, the Financial Institutions
		Currently, Co-Chairman of the Board of	Center Board of the Wharton School of the
		Trustees of Mount Sinai-New York University	University of Pennsylvania, a Trustee of Trinity
		Medical Center and Health System and a	School in New York City and a Trustee of New
		Member of the Board of Phoenix House.	Visions for Public Education in New York City.
Formerly, a Director of Pulte Corporation and
a Member of Fannie Mae’s Advisory Council.

		Chairman and Chief Executive Officer of	Director and President of the Advisor.
the Advisor.

THE BLACKROCK STRATEGIC MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the “Plan Agent”) in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

ADDITIONAL INFORMATION

     There have been no material changes in the Trust’s investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock’s website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock’s website into this report.

THE BLACKROCK STRATEGIC MUNICIPAL TRUST

INVESTMENT SUMMARY

The Trust’s Investment Objectives

The BlackRock Strategic Municipal Trust’s investment objectives are to provide current income that is exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market.

Who Manages the Trust?

BlackRock Advisors, Inc. (the “Advisor”) manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), which is one of the largest publicly traded investment management firms in the United States with approximately $239 billion of assets under management as of December 31, 2001. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name. Clients are served from BlackRock’s headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Boston, Edinburgh, Tokyo, and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

What Can the Trust Invest In?

Under normal conditions, the Trust will invest at least 80% of its total assets in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are securities rated within the four highest grades (“Baa” or “BBB” or better by Moody’s Investor Service, Inc. (“Moody’s”), Standard & Poors Corporation (“S&P”) or Fitch IBCA, Inc. (“Fitch”)), or securities that are unrated but deemed to be of comparable quality by the Advisor. The Trust may invest up to 20% of its total net assets in securities that are rated, at the time of investment, “Ba/BB” or “B” or that are unrated but deemed to be of comparable quality by the Advisor.

What is the Advisor’s Investment Strategy?

The Advisor will manage the assets of the Trust, in accordance with the Trust’s investment objectives and policies, to seek to achieve its objectives by investing substantially all of its assets in municipal debt securities that pay interest that is exempt from regular Federal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust’s assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of at least 15 years, but the average may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred shares to leverage the portfolio. See “Leverage Considerations in the Trust” below.

How Are the Trust’s Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust’s common shares are traded on the New York Stock Exchange, which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder’s name, dividends may be reinvested in additional shares of the Trust through the Trust’s transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in the Trust

The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor’s portfolio managers continuously monitor and regularly review the Trust’s use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to the Trust

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Investment Objectives. Although the objectives of the Trust are to provide current income that is exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market, there can be no assurance that these objectives will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

Leverage. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust’s net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BSD) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Municipal Obligations. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

High Yield Risk. The Trust may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. The Trust’s investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities. Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust’s business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Alternative Minimum Tax (AMT). The Trust may invest in securities subject to alternative minimum tax.

THE BLACKROCK STRATEGIC MUNICIPAL TRUST

GLOSSARY

Closed-End Fund: Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount: When a Trust’s net asset value is greater than its market price the Trust is said to be trading at a discount.

Dividend: Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment: Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a Trust.

Market Price: Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV): Net asset value is the total market value of all securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in Barron’s on Saturday and The Wall Street Journal on Monday.

Premium: When a Trust’s market price is greater than its net asset value, the Trust is said to be trading at a premium.

Prerefunded Bonds: These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

Trustees
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Robert S. Kapito, Vice President
Kevin M. Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary

Investment Advisor
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
EquiServe Trust Company, N.A.
150 Royall Street Canton, MA 02021
(800) 699-1BFM

Auction Agent
Deutsche Bank
4 Albany Street
New York, NY 10006

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

Legal Counsel – Independent Trustees
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not
a prospectus intended for use in the purchase or sale of
Trust shares. Statements and other information contained
in this report are as dated and are subject to change.

The BlackRock Strategic
Municipal Trust
c/o BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

  Printed on recycled paper

09248T-10-9
09248T-20-8